Fees Summary	Aug. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,353,000.00
Previously Paid Amount	0.00
Total Fee Amount	207.14
Total Offset Amount	0.00
Net Fee	$ 207.14